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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- JAN. 13, 2009

RIVERSOURCE GROWTH FUND (PROSPECTUS DATED SEPT. 29, 2008)           S-6455-99 AD

On Jan. 8, 2009, the Fund's Board of Directors approved in principle the merger of RiverSource Growth Fund (the Fund) into Seligman Growth Fund, Inc., a fund that seeks long-term capital appreciation. More information about Seligman Growth Fund, Inc. and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

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S-6455-3 A (1/09)